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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF  THE
                        SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event report)
                                 August 1, 1996



                      EAST TEXAS FINANCIAL SERVICES, INC.
             (Exact name of Registrant as specified in its Charter)



    DELAWARE                 0-24848                  75-2559089
(State or other          (Commission File No.)      (IRS Employer
 jurisdiction of                                    Identification
 incorporation)                                         Number)



1200 SOUTH BECKHAM AVENUE, TYLER, TEXAS                75701-3319
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(903) 593-1767



                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
- ---------------------

     On August 1, 1996, the Registrant issued for publication the press release attached as Exhibit 99 announcing its quarterly earnings, declaration of cash dividends and stock repurchase program.

Item 7.  Financial Statements and Exhibits
- ------------------------------------------

     The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  August 1, 1996                            By:/s/ GERALD W. FREE
      ---------------                               --------------------------
                                                    Gerald W. Free
                                                    President and Chief
                                                    Executive Officer
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EXHIBIT                                                SEQUENTIAL
NUMBER                  DESCRIPTION                      PAGE NO.
- -------                 -----------                     ---------


 99       Press release, published on                      6
          August 1, 1996